EXHIBIT 10.11

                         NON NEGOTIABLE PROMISSORY NOTE

                                  JULY 20, 2001

NEW YORK, NEW YORK                                               $333,000


FOR VALUE RECEIVED, the undersigned, ARS NETWORKS, INC., a New Hampshire corporation, with its principal office located at 100 Walnut Street, Champlain, New York, (the "COMPANY"), promises to pay CORNELL CAPITAL PARTNERS, LP (the "HOLDER") at One World Trade Center - 77th Floor, New York, New York or other address as the Holder shall specify in writing, the principal sum of Three Hundred Thirty-Three Thousand Dollars ($333,000) and shall bear twelve percent (12%) interest on the principal and will be payable upon demand with the following terms:

1. AMOUNT OF NOTE. The face amount of this note plus twelve percent (12%) interest shall be payable to the Holder within ninety (90) days from the date which the Company is in receipt of the principal sum of Three Hundred Thirty-Three Thousand Dollars ($333,000). If this Note is not paid in full when due, the interest rate shall be twenty-four percent (24%).

2. CANCELLATION OF NOTE. Upon the repayment of the principal sum plus interest the indebtedness evidenced hereby shall be deemed canceled and paid in full.

3. EVENT OF DEFAULT. If the Company should fail for any reason or for no reason to make payment of the Principal Amount and Interest pursuant to this note within the time prescribed herein such occurrence shall be deemed an event of default by the Company which shall entitle Cornell to seek and institute any and all remedies available to them.

Failure of party to exercise any right or remedy under this Guaranty or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

4. SEVERABILITY. If any provision of this Note is, for any reason, invalid or unenforceable, the remaining provisions of this Note will nevertheless be valid and enforceable and will remain in full force and effect. Any provision of this Note that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.

5. AMENDMENT AND WAIVER. This Note is non negotiable and may be amended, or any provision of this Note may be waived, provided that any such amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto. The waiver by any such party hereto


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of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other breach.

6. SUCCESSORS. Except as otherwise provided herein, this Note shall bind and inure to the benefit of and be enforceable by the parties and their successors and assigns.

7. ASSIGNMENT. This Note shall not be directly or indirectly assignable or delegable by the Company but may be assigned by the Holder.

8. NO STRICT CONSTRUCTION. The language used in this Note will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

9. FURTHER ASSURANCES. Each party will execute all documents and take such other actions as the other parties may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Agreement.

10. NOTICES, CONSENTS, ETC. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:


If to Company:                        ARS Networks Inc.
                                      100 Walnut Street
                                      Champlain, New York 12919
                                      Attention:  Mark Miziolek
                                      Vice President and Chief Financial Officer
                                      Telephone:  (905) 842-9367
                                      Facsimile:  (905) 339-1981

With Copy to:                         Kirkpatrick & Lockhart LLP
                                      Miami Center - 20th Floor
                                      201 South Biscayne Blvd.
                                      Miami, Fl 33131-2399
                                      Attention:  Clayton E. Parker, Esq.
                                      Telephone:  (305) 539-3306
                                      Facsimile:  (305) 358-7095

If to Cornell:                        Cornell Capital Partners, LP
                                      One World Trade Center - 77th Floor
                                      New York, NY 10048
                                      Attention:  Mark A. Angelo
                                      Telephone:  (212) 488-4485
                                      Facsimile:  (212) 488-5027


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With Copy to:                         Butler Gonzalez LLP
                                      1000 Stuyvesant Avenue - Suite 6
                                      Union, NU 07083
                                      Attention:  David Gonzalez, Esq.
                                      Telephone:  (908) 810-8588
                                      Facsimile:  (908) 810-0973


or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) trading days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

11. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The Holder's remedies provided in this Agreement shall be cumulative and in addition to all other remedies available to the Holder under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of the Holder contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Holder's right to pursue actual damages for any failure by a the Company to comply with the terms of this Note. Every right and remedy of the Holder under any document executed in connection with this transaction, including but not limited to this Note, the Pledge Agreement of even date herewith among the parties, and the Guaranty Agreement of even date herewith among the parties or under applicable law may be exercised from time to time and as often as may be deemed expedient by the Holder. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, and specific performance without the necessity of showing economic loss and without any bond or other security being required.

12. GOVERNING LAW; JURISDICTION; JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby


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irrevocably  submits  to the  exclusive  jurisdiction  of the state and  federal courts sitting in the Borough of Manhattan, City of New York, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

13. NO INCONSISTENT AGREEMENTS. None of the parties hereto will hereafter enter into any agreement which is inconsistent with the rights granted to the parties in this Note.

14. THIRD PARTIES. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties to this Note and their respective permitted successor and assigns, any rights or remedies under or by reason of this Note.

15. ENTIRE AGREEMENT. This Note (including the recitals hereto), the Pledge, and the Guaranty of even date among the parties hereto, set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.


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IN WITNESS  WHEREOF,  this Note is  executed by the  undersigned  as of the date hereof.


ARS NETWORKS INC.                              CORNELL CAPITAL PARTNERS, LP

By:                                            By: Yorkville Advisors, LLC
   --------------------------------            Its: General Partner
Name: Sydney Harland
Its: President and Chief Executive Officer
                                               By:
                                                  ------------------------------
                                               Name: Mark Angelo
                                               It: Portfolio Manager







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